MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED SEPTEMBER 22, 2015 TO

PROSPECTUS DATED JULY 31, 2015

The Board of Trustees of Northern Multi-Manager Funds has approved the termination of Northern Cross, LLC (“Northern Cross”) as a sub-adviser to the Multi-Manager International Equity Fund (“International Equity Fund”), effective September 21, 2015, and the appointment of WCM Investment Management (“WCM”) to sub-advise a portion of the International Equity Fund, effective on or about September 28, 2015. From September 21, 2015 until September 28, 2015, Northern Trust Investments, Inc. will manage the portion of the International Equity Fund previously managed by Northern Cross. The Board of Trustees of Northern Multi-Manager Funds also has approved the termination of Systematic Financial Management, L.P. (“Systematic”) as a sub-adviser to the Multi-Manager Mid Cap Fund (“Mid Cap Fund”), effective September 21, 2015, and the appointment of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) to sub-advise a portion of the Mid Cap Fund, effective on or about September 28, 2015. From September 21, 2015 until September 28, 2015, Northern Trust Investments, Inc. will manage the portion of the Mid Cap Fund previously managed by Systematic.

All references to Northern Cross and Systematic in the Prospectus are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager International Equity Fund – Management” on page 18 of the Prospectus is replaced with:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager International Equity Fund. Christopher E. Vella, CFA, and Jessica K. Hart, each a Senior Vice President of Northern Trust Investments, Inc., have been managers of the Fund since January 2012 and June 2009, respectively. Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group LLC, WCM Investment Management (effective on or about September 28, 2015) and William Blair Investment Management, LLC (formerly William Blair & Company, L.L.C.) each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Mid Cap Fund – Management” on page 26 of the Prospectus is replaced with:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Mid Cap Fund. Christopher E. Vella, CFA, and Jessica K. Hart, each a Senior Vice President of Northern Trust Investments, Inc., have been managers of the Fund since January 2012 and June 2009, respectively. Geneva Capital Management LLC, LSV Asset Management and, effective on or about September 28, 2015, Vaughan Nelson Investment Management, L.P. each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager International Equity Fund” beginning on page 47 of the Prospectus:

WCM INVESTMENT MANAGEMENT (“WCM”). WCM will manage a portion of the Fund beginning on or about September 28, 2015. WCM is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, employee-owned money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. WCM’s investment approach focuses on industry-leading, non-U.S. organizations led by visionary management teams with sound business strategies. WCM believes that these companies often dominate their industry and are likely to continue that domination in the future; therefore, WCM’s minimum time horizon is typically three to five years. As of June 30, 2015, WCM had approximately $8.4 billion in assets under management.

4.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager Mid Cap Fund” beginning on page 48 of the Prospectus:

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P. (“VAUGHAN NELSON”). Vaughan Nelson will manage a portion of the Fund beginning on or about September 28, 2015. Vaughan Nelson is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed income funds for clients who

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

consist of foundations, university endowments, corporate retirement plans and family individual funds. Vaughan Nelson employs a fundamental, bottom up investment process, which takes into consideration macro environmental factors. As of March 31, 2015, Vaughan Nelson had $10.8 billion in assets under management.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (9/15)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN MULTI-MANAGER FUNDS

SUPPLEMENT DATED SEPTEMBER 22, 2015 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2015

The Board of Trustees of Northern Multi-Manager Funds has approved the termination of Northern Cross, LLC (“Northern Cross”) as a sub-adviser to the Multi-Manager International Equity Fund (“International Equity Fund”), effective September 21, 2015, and the appointment of WCM Investment Management (“WCM”) to sub-advise a portion of the International Equity Fund, effective on or about September 28, 2015. From September 21, 2015 until September 28, 2015, Northern Trust Investments, Inc. will manage the portion of the International Equity Fund previously managed by Northern Cross. The Board of Trustees of Northern Multi-Manager Funds also has approved the termination of Systematic Financial Management, L.P. (“Systematic”) as a sub-adviser to the Multi-Manager Mid Cap Fund (“Mid Cap Fund”), effective September 21, 2015, and the appointment of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) to sub-advise a portion of the Mid Cap Fund, effective on or about September 28, 2015. From September 21, 2015 until September 28, 2015, Northern Trust Investments, Inc. will manage the portion of the Mid Cap Fund previously managed by Systematic.

All references to Northern Cross and Systematic in the SAI are hereby deleted.

1.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager International Equity Fund” on page 69 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager International Equity Fund

Altrinsic Global Advisors, LLC (“Altrinsic”)

EARNEST Partners, LLC (“Earnest Partners”)

NFJ Investment Group, LLC (“NFJ”)

WCM Investment Management (“WCM”)

William Blair Investment Management, LLC (formerly William Blair & Company, L.L.C.) (“William Blair”)

2.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Mid Cap Fund” on page 69 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Mid Cap Fund	Geneva Capital Management LLC (“Geneva”) LSV Asset Management (“LSV”) Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

3.	All references to Northern Cross under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” beginning on page 69 of the SAI are deleted and replaced with the following:

WCM

WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM.

4.	All references to Systematic under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” beginning on page 69 of the SAI are deleted and replaced with the following:

Vaughan Nelson

Vaughan Nelson is a corporation owned by Natixis US. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France.

5.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Material Conflicts of Interest – Multi-Manager International Equity Fund” beginning on page 99 of the SAI:

WCM

Side-by-side Management

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Multi-Manager International Equity Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s order aggregation and trade allocation policies.

Performance-based Fees

Performance-based fees are based on a percentage of the capital appreciation of the assets in a fund or account. In limited circumstances, WCM accepts client requests to charge a performance-based fee. Because WCM manages accounts that are charged an asset-based fee and accounts that are charged a performance-based fee, there may be an incentive for

WCM to favor accounts for which it receives a performance-based fee and/or to make investments that are riskier or more speculative than would be the case in the absence of such a compensation framework. WCM has established policies and procedures to mitigate this conflict.

Research and Soft Dollars

Under Section 28(e) of the Securities Exchange Act of 1934, WCM pays commissions to broker-dealers for client portfolio transactions that exceed the amount of commissions that would be charged by another broker-dealer for the same transaction, provided that WCM determines in good faith that the amount of commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, either in terms of a particular transaction or WCM’s overall responsibilities with respect to accounts for which it exercises investment discretion. Pursuant to Section 28(e), WCM has entered into soft dollar arrangements with third parties and broker-dealers for eligible “brokerage” and “research” products and services (as defined under Section 28(e)) used by WCM in connection with its investment process, including, without limitation, general economic and security market analyses and reports, industry and company analyses and reports, third party and proprietary analyses and reports concerning securities, and market data. WCM uses these eligible research and brokerage products and services in providing investment advisory services to all of its clients, rather than just those portfolios for which soft dollar transactions are executed. WCM believes that its soft dollar arrangements comply with the requirements of Section 28(e). A potential conflict of interest exists because WCM receives these products and services from broker-dealers in exchange for directing commissions from client portfolio transactions, rather than paying for these products and services with its own assets. WCM may therefore have an incentive to select or recommend a broker-dealer based on its interest in receiving the research or other products or services, rather than on its clients’ interest in receiving most favorable execution. To mitigate this conflict, WCM conducts periodic reviews of its best execution efforts.

Portfolio Pumping and Window Dressing

As a market participant, and in accordance with WCM’s fiduciary duties to its clients, WCM’s investment personnel are required to comply with relevant rules and regulations related to trading activities. Among the areas of concern which have been identified by the SEC and its staff are situations where an adviser trades for client accounts in a manner designed not to benefit the client account but rather to benefit the adviser. For example, where an adviser is paid based on the value of assets in a client account as of a particular date, the adviser may have an incentive to artificially inflate the value of one or more positions in the client account on that date (e.g., by “portfolio pumping” or “marking the close”).

The manipulation of a security’s price right before the end of a quarter, when a client’s performance is measured, is not permitted. One deceptive practice is known as “portfolio pumping” or “marking the close” and is done by placing a large number of purchase orders on existing holdings before the end of a reporting period, thereby increasing the overall value of the account or mutual fund. Another deceptive practice consists of selling recently weak performing securities and buying recently strong securities prior to the end of a reporting period to give the appearance that the client has been holding good performing securities all along (“window dressing”).

Both portfolio pumping and window dressing are prohibited activities at WCM. To monitor for these deceptive trading practices, WCM’s chief compliance officer will review the client portfolio turnover rate during the last week of the quarter to detect patterns of increased trading activity. For any unusual and/or increased portfolio turnover rate, WCM’s chief compliance officer will review that client’s trading activity to monitor for “portfolio pumping” or “window dressing” practices.

Invest in Same Securities Recommended to Clients

WCM acts as investment adviser to numerous accounts. WCM gives advice and takes action with respect to any client account or for its own account, or the account of its officers, directors, employee, or agents, that may differ from actions taken by WCM on behalf of other accounts. WCM is not obligated to recommend, buy or sell — or to refrain from recommending, buying or selling — any security that WCM, its officers, directors, employees or agents, may buy or sell, directly or indirectly, for its or their own accounts, or for any other account WCM manages. WCM is not obligated to refrain from investing in securities held in the accounts it manages, except to the extent that such investments violate the Code of Ethics adopted by WCM.

From time to time, personnel of WCM will have interests in securities owned by or recommended to clients. On occasion, WCM purchases or sells for its advisory accounts securities of an issuer in which WCM or its personnel also have a position or interest. To mitigate this conflict of interest, WCM aggregates transactions for its proprietary accounts and accounts of its personnel, and averages prices across all accounts participating in the transaction to the extent that such aggregated transactions do not violate the securities laws or regulations or its Code of Ethics. Additionally, “knowledgeable employees” of WCM may invest in private funds which, in turn, may invest in securities in which WCM invests on behalf of other managed accounts. As these situations may represent a potential conflict of interest, WCM has implemented procedures, relating to personal securities transactions and insider trading, that are designed to prevent actual conflicts of interest.

Code of Ethics

WCM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investment Advisers Act of 1940 that sets forth the standards of business conduct required of WCM’s personnel, and requires an affirmative commitment that WCM will comply with federal securities laws. As a matter of Firm policy, WCM’s Code of Ethics states:

“WCM is committed to maintaining the highest legal and ethical standards in the conduct of our business. We have built our reputation on client trust and confidence in our professional abilities and our integrity. As fiduciaries, we place our clients’ interests above our own. Meeting this commitment is the responsibility of WCM and each and every one of our employees.”

All WCM personnel are subject to the restrictions and procedures in the WCM Code of Ethics on personal securities transactions. Among other things, the Code of Ethics addresses:

•	WCM’s fiduciary obligations to clients.

•	WCM’s obligation to provide all personnel with a copy of the current Code of Ethics and any subsequent amendments, and obtain a written acknowledgement of their receipt of the Code of Ethics and any amendments.

•	WCM’s restrictions on purchases and sales for personal accounts of securities purchased or sold for clients and reporting requirements.

6.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Material Conflicts of Interest – Multi-Manager Mid Cap Fund” beginning on page 110 of the SAI:

Vaughan Nelson

The co-portfolio managers of the portion of the Multi-Manager Mid Cap Fund sub-advised by Vaughan Nelson are required to comply with the policies and procedures adopted by Vaughan Nelson, which are designed to address potential conflicts of interest as they may arise. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Fund may be presented with the following potential conflicts:

•	a conflict between the investment strategy of the Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•	a conflict in the allocation of limited investment opportunities between the strategy employed by the Fund and other managed accounts for which advisory fees are based upon the performance of the account; and

•	a conflict between the investment strategy of the Fund and the portfolio managers’ personal accounts.

Vaughan Nelson maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Soft Dollars

In placing orders for the purchase and sale of securities for the Multi-Manager Mid Cap Fund, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluations, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker, if any, in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson’s expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases it may not be used with respect to the Multi-Manager Mid Cap Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause the Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction, consistent with Section 28(e) of the Exchange Act. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson’s overall responsibilities to the Fund and its other clients.

7.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager International Equity Fund” beginning on page 124 of the SAI:

WCM

WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key investment professionals. Compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the team.

Bonuses: Additional compensation comes in the form of bonuses and/or equity distributions.

Being a 100% employee-owned firm, WCM groups its investment professionals into two categories with respect to bonuses and/or equity distributions: Principal Owners (owners of more than the 3% of the firm), and Regular Owners & Others (owners of 0% to 3%).

For Regular Owners & Others, the bulk of this additional cash compensation will be discretionary bonuses. WCM believes that small teams can and do provide better results than “star systems” or “armies of analysts.” It uses a qualitative, discretionary bonus system to incentivize and reward its team members based primarily on their contribution to team results. Individual performance is not ignored, but it does play a subordinate role to team success. These evaluations are made on a regular basis by the research team leaders, utilizing a review system that begins with a return-on-time assessment for each professional and is then reviewed and approved by the firm’s leadership team.

For Principal Owners, all of their cash compensation above the base salary consists of equity distributions, which are determined by firm profitability and ownership percentage. All four of the portfolio managers for the Multi-Manager International Equity Fund fall into this Principal Owner category and together own over 75% of the firm.

Employee Benefit Plan: All employees participate in the WCM Employee Savings Plan (401(k)). The plan allows employee deferrals and also includes a substantial profit-sharing component determined at each year end.

8.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager Mid Cap Fund” beginning on page 128 of the SAI:

Vaughan Nelson

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

•	Performance of the strategy managed (both absolute and relative to peers);

•	Amount of revenue derived from the strategy managed;

•	Contribution to the development and execution of the firm’s investment philosophy and process; and

•	Participation and effectiveness in performing client service activities and marketing initiatives.

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Multi-Manager Mid Cap Fund and any other accounts managed.